UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

American Express Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item  25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote AMERICAN EXPRES 2026 Annual Meeting Vote by May 4, 2026 11:59 PM employee benefit plans, vote by Ap 200 VESEY STREET NEW YORK, NY 10285 V84479-P44454 Counts! S COMPANY of Shareholders ET. For shares held in ril 30, 2026 11:59 PM ET. You invested in AMERICAN EXPRESS COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 5, 2026. Get informed before you vote View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. VOTE CONFIRMATION You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting of Shareholders on May 5, 2026 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box. Vote Confirmation is available 24 hours after your vote is received beginning April 21, 2026, with the final vote tabulation remaining available through July 6, 2026. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 5, 2026 9:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AXP2026 *Please check the meeting materials available or our Investor Relations website (http://ir.americanexpress.com) for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of director nominees proposed by the Board of Directors for a term of one year. 1a. Michael J. Angelakis For 1b. Thomas J. Baltimore For 1c. John J. Brennan For 1d. Theodore J. Leonsis For 1e. Deborah P. Majoras For 1f. Karen L. Parkhill For 1g. Charles E. Phillips For 1h. Lynn A. Pike For 1i. Randal K. Quarles For 1j. Stephen J. Squeri For 1k. Noel Wallace For 1l. Lisa W. Wardell For 1m. Christopher D. Young For 2. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2026. For 3. Approval, on an advisory basis, of the Company’s executive compensation. For 4. Shareholder proposal requesting a report on coverage of transgender healthcare treatments for minors. Against 5. Shareholder proposal regarding political bias risk oversight. Against The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. NOTE: You cannot vote by returning this Notice. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. You may also attend and vote at the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V84480-P44454